UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)		January 15, 2003
PEPCO HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-31403 (Commission File Number)	52-2297449 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D. C (Address of principal executive offices		20068 (Zip Code)
Registrant's telephone number, including area code		(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report)

PEPCO HOLDINGS, INC. Form 8-K
Item 5.

Other Events and Required FD Disclosure.

Pepco Holdings, Inc. (the "Company") has entered into a Underwriting Agreement, dated January 15, 2003, between the Company and Credit Suisse First Boston Corporation, on its own behalf and on behalf of Banc of America Securities LLC, Lazard Frères & Co. LLC and Scotia Capital (USA) Inc. (the "Underwriting Agreement") for the offer and sale of $300,000,000 in aggregate principal amount of its 3.75% Notes due February 15, 2006 (the "Notes") that are registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (Registration No. 333-100478). The Underwriting Agreement is filed herewith as Exhibit 1.1. The form of the Notes is filed herewith as Exhibit 4.1. The legality opinion of William T. Torgerson, Executive Vice President and General Counsel of the Company, relating to the issuance of the Notes is filed herewith as Exhibit 5.1.

Item 7.	Financial Statements and Exhibits. (c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
1.1

Underwriting Agreement, dated January 15, 2003, between the Company and Credit Suisse First Boston Corporation, on its own behalf and on behalf of Banc of America Securities LLC, Lazard Frères & Co. LLC and Scotia Capital (USA) Inc.

Filed herewith.
	4.1	Form of 3.75% Note	Filed herewith.
	5.1	Opinion of William T. Torgerson	Filed herewith.
Signatures Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
January 17, 2003 DATE		PEPCO HOLDINGS, INC. (Registrant) By: /s/ A. W. WILLIAMS Andrew W. Williams Senior Vice President and Chief Financial Officer -2-